                                                                    EXHIBIT 99.1

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                                $[] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 18, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                      fico

                                                                                    MASTER &   SCHED
                                         % OF   GROSS  GROSS    GROSS    GROSS     SUB SERV     REM    REM   ORIG  INITIAL PERIODIC
              COUNT        BALANCE      BALANCE RATE   MARGIN  LIFECAP  LIFEFLOOR     FEES      TERM  AMORT  TERM    CAP     CAP
              -----        -------      ------- -----  ------  -------  ---------  ---------   ------ -----  ----  ------- --------
NO SCORE         6   $    1,378,460.24   0.06   6.361  5.228   13.261     6.761      0.520      355    355    360   2.488   1.000
493 -  500      11           1,693,520   0.07   7.606  6.433   14.179     7.679      0.520      355    355    360   2.033   1.000
501 -  510     109          19,057,366   0.82   7.789  6.662   14.251     7.745      0.520      354    354    358   1.664   1.000
511 -  520     137          21,577,701   0.93   7.795  6.682   14.270     7.802      0.520      351    351    356   1.661   1.000
521 -  530     177          30,465,258   1.31   7.647  6.700   14.150     7.651      0.520      355    355    359   1.582   1.000
531 -  540     170          29,280,067   1.26   7.460  6.573   13.869     7.382      0.520      352    352    356   1.745   1.000
541 -  550     191          33,959,306   1.46   7.419  6.633   13.906     7.405      0.520      352    352    356   1.639   1.006
551 -  560     290          53,936,302   2.32   7.050  6.550   13.528     7.014      0.520      351    351    356   1.736   1.000
561 -  570     314          55,738,092   2.39   7.192  6.624   13.684     7.181      0.520      352    353    357   1.707   1.007
571 -  580     349          65,262,249   2.80   7.038  6.460   13.434     6.951      0.520      349    353    354   1.778   1.000
581 -  590     569          89,569,421   3.85   7.051  6.207   13.294     6.771      0.520      343    353    347   1.778   1.000
591 -  600     590          95,261,220   4.09   7.094  6.184   13.360     6.853      0.520      343    353    347   1.795   1.000
601 -  610     670         114,376,116   4.91   6.786  5.830   12.909     6.410      0.520      342    354    346   2.005   1.000
611 -  620     719         129,532,162   5.56   6.767  5.905   12.924     6.430      0.520      341    352    346   2.045   1.001
621 -  630    1013         174,862,466   7.51   6.802  5.902   12.814     6.323      0.520      337    353    341   2.054   1.004
631 -  640     942         169,917,570   7.30   6.743  5.867   12.775     6.274      0.520      337    353    341   2.135   1.000
641 -  650    1031         182,528,080   7.84   6.710  5.796   12.728     6.222      0.520      336    354    340   2.090   1.001
651 -  660     863         151,819,849   6.52   6.672  5.875   12.736     6.235      0.520      336    353    341   2.094   1.000
661 -  670     796         146,044,225   6.27   6.599  5.662   12.649     6.151      0.520      336    352    340   2.239   1.000
671 -  680     708         131,343,888   5.64   6.511  5.658   12.495     6.007      0.520      333    352    338   2.241   1.002
681 -  690     620         118,653,063   5.10   6.605  5.719   12.615     6.114      0.520      334    353    338   2.234   1.000
691 -  700     484          89,585,932   3.85   6.540  5.699   12.569     6.075      0.520      334    354    338   2.132   1.000
701 -  710     416          86,184,923   3.70   6.318  5.643   12.384     5.880      0.520      336    353    340   2.337   1.001
711 -  720     345          64,834,494   2.78   6.330  5.622   12.373     5.870      0.520      335    355    339   2.231   1.000
721 -  730     259          50,803,573   2.18   6.276  5.513   12.262     5.767      0.520      335    354    339   2.302   1.000
731 -  740     255          47,029,666   2.02   6.262  5.439   12.142     5.680      0.520      331    350    335   2.243   1.000
741 -  750     204          39,115,596   1.68   6.255  5.519   12.334     5.843      0.520      337    355    341   2.307   1.000
751 -  760     218          42,515,250   1.83   6.230  5.602   12.294     5.791      0.520      338    354    342   2.327   1.000
761 -  770     154          31,643,256   1.36   6.076  5.498   12.167     5.653      0.520      336    349    340   2.524   1.000
771 -  780     131          26,321,575   1.13   6.206  5.506   12.263     5.789      0.520      331    350    335   2.564   1.000
781 -  790      87          18,360,619   0.79   5.963  5.512   12.128     5.628      0.520      340    352    344   2.828   1.000
791 -  800      43          10,449,815   0.45   6.267  5.719   12.501     6.001      0.520      338    354    342   2.463   1.000
801 -  810      13           3,701,168   0.16   6.012  5.602   12.224     5.724      0.520      342    356    346   1.955   1.000
811 -  813       9           1,747,892   0.08   5.913  5.161   12.284     5.784      0.520      340    355    345   2.112   1.000
                     -----------------
                     $2,328,550,139.49

              MONTH
             TO NEXT      PROVIDED       KNOWN
               ADJ          LTV          FICOS     AVG BALANCE       LTV>80W/MI
            ---------     ---------      ------    -----------       ----------
NO SCORE       22           75.71          NA      $229,743.37          0.00
493 -  500     27           72.91         500          153,956          0.00
501 -  510     20           76.86         506          174,838          0.00
511 -  520     21           76.05         515          157,501          0.00
521 -  530     21           76.95         525          172,120          0.00
531 -  540     21           77.12         535          172,236          0.00
541 -  550     21           78.61         546          177,797          0.00
551 -  560     21           80.83         555          185,987          0.00
561 -  570     22           82.16         566          177,510          0.00
571 -  580     22           81.57         576          186,998          0.00
581 -  590     21           81.13         586          157,416          0.00
591 -  600     22           81.07         596          161,460          0.00
601 -  610     22           82.02         606          170,711          0.00
611 -  620     24           82.62         616          180,156          0.00
621 -  630     23           82.22         625          172,618          0.00
631 -  640     24           81.68         636          180,380          0.00
641 -  650     23           83.48         645          177,040          0.00
651 -  660     24           82.79         655          175,921          0.00
661 -  670     24           83.10         666          183,473          0.00
671 -  680     24           83.14         675          185,514          0.00
681 -  690     24           83.36         685          191,376          0.00
691 -  700     23           83.01         695          185,095          0.00
701 -  710     26           82.59         705          207,175          0.00
711 -  720     24           82.44         716          187,926          0.00
721 -  730     24           82.18         725          196,153          0.00
731 -  740     24           81.68         736          184,430          0.00
741 -  750     25           82.43         746          191,743          0.00
751 -  760     24           81.45         755          195,024          0.00
761 -  770     29           77.54         765          205,476          0.00
771 -  780     27           78.94         775          200,928          0.00
781 -  790     33           75.04         785          211,042          0.00
791 -  800     24           75.97         794          243,019          0.00
801 -  810     27           75.86         803          284,705          0.00
811 -  813     20           75.85         813          194,210          0.00

Portfolio->rfcarm

                                     Page 1